                                                                     Exhibit B

                JMS SHAREHOLDERS AGREEMENT AND IRREVOCABLE PROXY

         THIS SHAREHOLDERS AGREEMENT AND IRREVOCABLE PROXY (this "AGREEMENT") is made and entered into as of October 9, 2001, by and among The Procter & Gamble Company, an Ohio corporation ("P&G"), and those certain shareholders set forth on the signature pages hereto (each individually, a "SHAREHOLDER" and collectively, "SHAREHOLDERS") of The J.M. Smucker Company, an Ohio corporation ("JMS").

                                    RECITALS
                                    --------

         A. Concurrently with the execution of this Agreement, P&G, The Proctor & Gamble Ohio Brands Company, an Ohio corporation and wholly owned subsidiary of P&G ("NEWCO"), and JMS are entering into an Agreement and Plan of Merger of even date herewith (as such agreement may hereafter be amended from time to time, the "MERGER AGREEMENT") which provides for the merger of Newco with and into JMS (the "MERGER"). Following the Merger, JMS will continue as the surviving corporation (the "SURVIVING CORPORATION"). In the Merger, shares of common stock of Newco, without par value ("NEWCO COMMON STOCK") and shares of common stock of JMS, without par value ("JMS COMMON STOCK") will automatically be converted into the right to receive shares of common stock of the Surviving Corporation, without par value ("SURVIVING CORPORATION COMMON STOCK") on the terms and subject to the conditions of the Merger Agreement. Capitalized terms that are used in this Agreement and are not otherwise defined herein will have the same meanings that such terms have in the Merger Agreement.

         B. As of the date hereof, each Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "SECURITIES ACT")) with respect to, in the aggregate, such number of Shares (as defined herein) listed opposite such Shareholder's name on Schedule A attached hereto;

         C. Each Shareholder is entering into this Agreement as a material inducement and consideration to P&G to enter into the Merger Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. Definitions.

         (a) "Action" shall mean any dispute, controversy, claim, action, litigation, suit, cause of action, arbitration, mediation, or any proceeding by or before any mediator or Governmental Entity, or any investigation, subpoena, or demand preliminary to any of the foregoing.

         (b) "Expiration Date" means the earlier to occur of (i) the Effective Time; and (ii) the termination of the Merger Agreement in accordance with its terms.

         (c) "Governmental Entity" shall mean any arbitrator, court, judicial, legislative, administrative or regulatory agency, commission, department, board or bureau or body or other governmental authority or instrumentality or any Person or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, whether foreign, federal, state, provincial, local or other.

         (d) "Person" shall mean and include an association, an individual, a partnership, a joint venture, joint stock company, a corporation, a trust, an unincorporated organization, a limited liability company, a group, a government or other department or agency thereof and any other entity.

         (e) "Shares" means all issued and outstanding shares of JMS Common Stock owned beneficially by each Shareholder, in each case, on the date hereof; PROVIDED, HOWEVER, that any shares of capital stock of JMS of which such Shareholder becomes the record or beneficial owner after the execution of this Agreement and prior to the Expiration Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.

         (f) "Transfer" with respect to any security means to directly or indirectly: (i) sell, pledge, encumber, transfer or dispose of, or grant an option with respect to, such security or any interest in such security; or (ii) enter into an agreement or commitment providing for the sale, pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein.

         2. AGREEMENT TO VOTE.

         2.1 VOTING AGREEMENT. (a) Each Shareholder hereby covenants and agrees that, prior to the Expiration Date, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the shareholders of JMS, however called, and in any action taken by the written consent of shareholders of JMS without a meeting, unless otherwise directed in writing by P&G, each Shareholder will appear at the meeting or otherwise cause such Shareholder's Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent or cause to be voted or consented the
Shares:

                  (i) in favor of the issuance of Surviving Corporation Common Stock pursuant to the Merger, the execution and delivery by JMS of the Merger Agreement and the adoption of the terms thereof, and in favor of the other actions contemplated by the Merger Agreement (including any amendment to JMS's governing documents that is necessary or desirable in order to consummate the Merger) and, to the extent that a vote is solicited in connection with this Agreement or the Merger Agreement, any other action required or desirable in furtherance hereof or thereof;

                  (ii) to the extent a vote is solicited in connection with the approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of JMS in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent under the Merger Agreement to JMS's, P&G's or Newco's obligation to consummate the Merger, against the approval of such action, agreement or proposal; and

                  (iii) against approval of any action, agreement or proposal made in opposition to or in competition with the issuance of the Surviving Corporation Common

         Stock pursuant to the Merger and the consummation of the Merger, including, without limitation, any Competing Transaction or Superior Proposal.

         (b) Prior to the Expiration Date, each Shareholder will not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with any provision of this Section 2.1. This Agreement is intended to bind each Shareholder only with respect to the specific matters set forth herein.

         2.2 IRREVOCABLE PROXY. Contemporaneously with the execution of this Agreement, each Shareholder will deliver to P&G a proxy with respect to such Shareholder's Shares in the form attached hereto as EXHIBIT 1, which proxy will be irrevocable to the fullest extent permitted by applicable Law (the "PROXY"); except that the Proxy shall be automatically revoked upon termination of this Agreement in accordance with its terms.

         2.3 TRANSFER AND OTHER RESTRICTIONS.

         (a) From and after the date hereof until the termination of this Agreement, each Shareholder agrees not to, directly or indirectly:

                  (i) except pursuant to the terms of the Merger Agreement, Transfer any or all of the Shares or any interest therein;

                  (ii) grant any proxy, power of attorney, deposit any Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares except as provided in this Agreement; or

                  (iii) take any other action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing its obligations under this Agreement.

         (b) To the extent that any Shareholder is, as of the date hereof, party to a contract or agreement that requires such Shareholder to Transfer Shares to another person or entity (excluding a contract or agreement pledging Shares to JMS), such Shareholder will not effect any such Transfer unless, prior to such Transfer, such Shareholder causes the transferee to be bound by and to execute an agreement in the form of this Agreement with respect to the Shares to be Transferred. Nothing herein shall prohibit Shareholder from exercising any option or warrant Shareholder may hold (in accordance with the terms of such option or warrant, as applicable); PROVIDED, HOWEVER, that the securities acquired upon such exercise shall be deemed Shares.

         (c) Each Shareholder agrees with, and covenants to, P&G that such Shareholder shall not request that JMS register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Shares, unless such transfer is made pursuant to and in compliance with this Agreement.

         (d) From and after the Effective Time until the second anniversary of the Effective Time, each Shareholder agrees not to, directly or indirectly, purchase, or otherwise acquire record or beneficial ownership of any additional shares of Surviving Corporation Common Stock or warrants or options to acquire Surviving Corporation Common Stock; or (ii) enter into any agreement or commitment to purchase shares of Surviving Corporation Common Stock or warrants or options to acquire Surviving Corporation Common Stock; PROVIDED, HOWEVER, that this prohibition shall not apply to the acquisition of (x) options to purchase shares of Surviving Corporation Common Stock granted by JMS or the Surviving Corporation to Shareholder in connection with services performed by Shareholder as an employee or director of JMS or the Surviving Corporation ("Options"), (y) the acquisition of shares of Surviving Corporation Common Stock upon the exercise of such Options or (z) shares of Surviving Corporation Common Stock granted by the Surviving Corporation to the Shareholder in connection with services performed by such Shareholder as an officer or director of the Surviving Corporation.

         (e) The foregoing restrictions shall not prohibit a transfer of Shares
(i) in the case of an individual, to any member of his or her immediate family, to a trust for the benefit of such Shareholder or any member of his or her immediate family or a transfer of Shares upon the death of any Shareholder or
(ii) in the case of a partnership or limited liability company, to one or more partners or members or to an affiliated corporation; PROVIDED, HOWEVER, that in each such case, (x) such Transfer is for no consideration of any kind and (y) any transferee shall, as a precondition to such transfer, agree in a writing delivered to P&G, to be bound by the terms and conditions of this Agreement and execute and deliver to P&G a proxy in the form attached hereto.

         3. WAIVERS. Each Shareholder agrees not to exercise any rights of appraisal and any dissenters' rights that such Shareholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with the Merger or any proposal that is necessary or desirable to consummate the Merger.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDER. Each Shareholder hereby represents, warrants and covenants to P&G severally, and not jointly, as follows:

         4.1 AUTHORITY, ENFORCEABILITY. Such Shareholder has the power and authority to enter into, execute, deliver and perform such Shareholder's obligations under this Agreement and to make the representations, warranties and covenants made by such Shareholder herein. This Agreement has been duly executed and delivered by such Shareholder and constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of Law governing specific performance, injunctive relief and other equitable remedies.

         4.2 NO CONFLICTS, NO DEFAULTS AND CONSENTS. The execution and delivery of this Agreement by such Shareholder does not, and the performance of this Agreement by such Shareholder will not: (i) conflict with or violate any order, decree or judgment applicable to such Shareholder or by which such Shareholder or any of such Shareholder's properties or Shares is bound or affected; (ii) conflict with or violate any agreement to which such Shareholder is a party or is subject, including, without limitation, any voting agreement or voting trust; (iii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien, restriction, adverse claim, option on, right to acquire, or any encumbrance or security interest in or to such Shareholder's Shares, pursuant to any written, oral or other agreement, contract or legally binding commitment to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's Shares is bound or affected, or (iv) require any written, oral or other agreement, contract or legally binding commitment of any third party.

         4.3 SHARES OWNED. As of the date hereof, such Shareholder is the record owner, and in the case of Timothy P. Smucker, Richard K. Smucker and H. Reid Wagstaff, the beneficial owner (as defined in Rule 13d-3 under the Securities Act to the extent that such Shares are not owned of record by another Shareholder listed on Schedule A), with respect to, in the aggregate, the number of shares of JMS Common Stock listed opposite such Shareholder's name on Schedule A, and does not beneficially own or otherwise have the power to direct the voting with respect to, any shares of capital stock of JMS other than the Shares listed on Schedule A. Schedule A further sets forth as of the date hereof the number of Shares for which such Shareholder is entitled to cast one vote per Share and the number of Shares for which such Shareholder is entitled to cast ten votes per Share, in each case on any matter submitted for the approval of holders of JMS Common Stock.

         4.4 ACCURACY OF REPRESENTATIONS; RELIANCE BY COMPANY. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the Effective Time of the Merger as if made on that date. Each Shareholder understands and acknowledges that P&G and Newco are entering into the Merger Agreement in reliance upon each Shareholder's execution and delivery of this Agreement.

         4.5 FURTHER ASSURANCES. Each Shareholder agrees to execute and deliver any additional documents reasonably necessary or desirable, in the reasonable opinion of P&G, Newco or JMS, to carry out the purposes and intent of this Agreement and the Proxy.

         4.6 NO RESTRAINT ON OFFICER OR DIRECTOR ACTION. Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director or an officer of JMS makes any agreement, understanding or undertaking herein in his or her capacity as a director or officer, and the agreements set forth herein shall in no way restrict any director or officer in the exercise of his or her fiduciary duties as a director or officer of JMS. Each Shareholder has executed this Agreement solely in his or her capacity as the beneficial holder of such Shareholder's Shares or as the trustee of a trust whose beneficiaries are the beneficial owners of such Shareholder's Shares.

         4.7 LIMITED PROXY. Each Shareholder will retain at all times the right to vote such Shareholder's Shares, in such Shareholder's sole discretion, on all matters other than those set forth in Section 2.1 which are at any time or from time to time presented to JMS's shareholders generally.

         4.8 CONFIDENTIALITY. Each Shareholder agrees (i) to hold any non-public information regarding this Agreement and the Merger in strict confidence and
(ii) not to divulge any such non-public information to any third person.

         4.9 NO SOLICITATION. Each Shareholder agrees that it will not take any action that Affiliates of JMS are prohibited from taking under Section 6.16 of the Merger Agreement.

         5. MISCELLANEOUS.

         5.1 SEVERABILITY. If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, then the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable and to the extent that to do so would not deprive one of the parties of the substantial benefit of its bargain. Such provision will, to the extent allowable by Law and the preceding sentence, not be voided or canceled but will instead be modified by such arbitrator or court so that it becomes enforceable and, as modified, will be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

         5.2 AMENDMENT; WAIVER. This Agreement may be amended, modified, superseded, canceled, renewed, or extended only by an agreement in writing executed by P&G and each Shareholder. The failure by any party at any time to require performance or compliance by another party of any of its obligations or agreements will in no way affect the right to require such performance or compliance at any time thereafter. The waiver by any party of a breach of any provision of this Agreement will not be treated as a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself. No waiver of any kind will be effective or binding, unless it is in writing and is signed by the party against whom such waiver is sought to be enforced.

         5.3 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement, together with the Merger Agreement and the Ancilliary Agreements, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and are not intended to convey upon any person other than P&G and each Shareholder any rights or remedies hereunder.

         5.4 ASSIGNMENT. This Agreement and all rights and obligations hereunder are personal to each Shareholder and may not be transferred or assigned by any Shareholder at any time. P&G may assign its rights, and may delegate its obligations hereunder, to any Subsidiary of P&G; PROVIDED HOWEVER, that any such assignee assumes the obligations of P&G hereunder. This Agreement will be binding upon, and inure to the benefit of, the persons or entities who are permitted, by the terms of this Agreement, to be successors, assigns and personal representatives of the respective parties hereto.

         5.5 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio, whether common law or statutory, without reference to the choice of law provisions thereof.

         5.6 NOTICES. All notices required or permitted pursuant to this Agreement will be in writing and will be deemed to be properly given when actually received by the person entitled to receive the notice at the address stated below, or at such other address as a party may provide by notice to the other:

                  If to P&G:

                  The Procter & Gamble Company
                  P.O. Box 599
                  Cincinnati, OH  45201
                  Attention:  Director-Acquisitions Divestures


                                    With a copy to:

                           The Procter & Gamble Company
                           P.O. Box 599
                           Cincinnati, OH 45201
                           Attention: Secretary

                  If to JMS:

                  The J.M. Smucker Company
                  Strawberry Lane
                  Orrville, Ohio 44667

                           With a copy to:

                  The J.M. Smucker Company
                  Strawberry Lane
                  Orrville, Ohio 44667
                  Attention:  General Counsel

                  If to the Shareholders:

                  At the address listed on Schedule A.

                           With a copy to:

                  The J.M. Smucker Company
                  Strawberry Lane
                  Orrville, Ohio 44667
                  Attention: General Counsel


5.7 SPECIFIC PERFORMANCE. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Transactions, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

         5.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which, taken together, constitute one and the same agreement.

         5.9 TITLES. The titles and captions of the sections and paragraphs of this Agreement are included for convenience of reference only and will have no effect on the construction or meaning of this Agreement.

         5.10 TERMINATION. This Agreement, other than the Transfer prohibitions contained in Section 2.3(d), which shall terminate upon the second anniversary of the Effective Time, will be terminated and will be of no further force and effect upon the Expiration Date.

         5.11 FEES AND EXPENSES. Except as specifically provided to the contrary in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses.

         5.12 NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Expiration Date; PROVIDED, HOWEVER, that the termination of this Agreement shall not relieve any party from any liability for any breach of this Agreement that has occurred prior to the termination of this Agreement as provided for in
Section 5.10.

         5.13 LEGAL COUNSEL. Each Shareholder acknowledges that it has been advised to, and has had the opportunity to consult with its personal attorney prior to entering into this Agreement. Each Shareholder acknowledges that attorneys for JMS represent JMS and do not represent any of the shareholders of JMS in connection with the Merger Agreement, this Agreement or any of the transactions contemplated hereby or thereby.

         5.14 AGREEMENT NEGOTIATED. The form of this Agreement has been negotiated by or on behalf of JMS and P&G, each of which was represented by attorneys who have carefully negotiated the provisions hereof. No law or rule relating to the construction or interpretation of contracts against the drafter of any particular clause should be applied with respect to this Agreement or the Proxy.

         5.15 LEGENDS. Any stock certificates representing the Shares shall at the request of P&G reflect this Agreement and, if applicable, the irrevocable proxy granted by this Agreement.

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.


SHAREHOLDERS


/s/ Timothy P. Smucker                      /s/ Timothy P. Smucker
------------------------------              ------------------------------
Timothy P. Smucker                          Timothy P. Smucker
Individually                                Trustee, Reid S. Smucker Revocable Trust



/s/ Timothy P. Smucker                      /s/ Timothy P. Smucker
------------------------------              ------------------------------
Timothy P. Smucker                          Timothy P. Smucker
Trustee, Sarah L. Smucker Revocable Trust   Trustee, Protected Trust and Exempt Trust
                                            FBO Timothy P. Smucker


/s/ Timothy P. Smucker                      /s/ Timothy P. Smucker
------------------------------              ------------------------------
Timothy P. Smucker                          Timothy P. Smucker
Trustee, Willard E. Smucker Trust           Trustee, Willard E. Smucker Foundation
FBO Marcella S. Clark


/s/ Jennifer C. Smucker                     /s/ Jennifer C. Smucker
------------------------------              ------------------------------
Jennifer C. Smucker                         Jennifer C. Smucker
Individually                                Trustee, Timothy P. Smucker Trust
                                            FBO John Enoch Smucker


/s/ Richard K. Smucker                      /s/ Richard K. Smucker
------------------------------              ------------------------------
Richard K. Smucker                          Richard K. Smucker
Individually                                Trustee, Protected Trust and Exempt Trust
                                            FBO Julie E. Smucker


/s/ Emily D. Smucker                        /s/ Emily D. Smucker
------------------------------              ------------------------------
Emily D. Smucker                            Emily D. Smucker
Individually                                Custodian, Julie E. Smucker UGMA

SHAREHOLDERS



/s/ Richard K. Smucker                      /s/ Lorraine E. Smucker
------------------------------              ------------------------------
Richard K. Smucker                          Lorraine E. Smucker
Trustee, Willard E. Smucker Foundation      Trustee, Lorraine E. Smucker Personal Trust


/s/ Susan S. Wagstaff                       /s/ Susan S. Wagstaff
------------------------------              ------------------------------
Susan S. Wagstaff                           Susan S. Wagstaff
Individually                                Trustee, Protected Trust and Exempt Trust
                                            FBO Susan S. Wagstaff


/s/ Susan S. Wagstaff                       /s/ H. Reid Wagstaff
------------------------------              ------------------------------
Susan S. Wagstaff                           H. Reid Wagstaff
Custodian, Kimberly A. Wagstaff UGMA        Individually










                           [INTENTIONALLY LEFT BLANK]

                                   THE PROCTER & GAMBLE COMPANY



                                   By:      /s/ Gretchen W. Price
                                            ------------------------------------
                                            Name: Gretchen W. Price
                                            Title: Vice President - Treasurer

                                              EXHIBIT 1 TO SHARHOLDERS AGREEMENT
                                              ----------------------------------


                                IRREVOCABLE PROXY

         The undersigned shareholder (the "SHAREHOLDER") of JMS, an Ohio corporation, ("JMS") hereby irrevocably (to the fullest extent permitted by applicable law) appoints and constitutes those officers of The Procter and Gamble Company, an Ohio corporation ("P&G") designated by P & G in writing and each of them (collectively the "PROXYHOLDERS"), the agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the fullest extent of the undersigned's rights with respect to (i) the shares of capital stock of JMS beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned as of the date of this proxy, which shares are specified on Schedule A to the Shareholders Agreement (as defined below); (ii) any and all other shares of capital stock of JMS with respect to which the undersigned shall become the record or beneficial owner or over which the undersigned shall otherwise exercise voting power after the date hereof, including, without limitation, in the event of a dividend or distribution of capital stock of JMS, or any change in JMS's capital stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, all shares of JMS's capital stock issued or distributed pursuant to such stock dividends and distributions and any shares of JMS's capital stock into which or for which any or all of the shares otherwise held by the undersigned may be so changed or exchanged. (The shares of the capital stock of JMS referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "SHARES.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares until such time as this proxy shall be terminated in accordance with its terms.

         The Proxyholders named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as defined in the Shareholders Agreement dated as of the date hereof, between P&G and the undersigned (the "SHAREHOLDERS AGREEMENT") at any meeting of the shareholders of JMS, however called, or in any action by written consent of shareholders of JMS with respect to the following matters and only the following matters:

         (i) in favor of the issuance of JMS Common Stock pursuant to the merger (the "MERGER") contemplated by the Agreement and Plan of Merger by and among P&G, The Procter & Gamble Ohio Brands Company, an Ohio corporation and a wholly owned subsidiary of P&G, ("NEWCO"), JMS and JMS Acquisition Corp., an Ohio corporation and a wholly owned subsidiary of JMS ("MERGER SUB"), dated as of the date hereof (the "MERGER AGREEMENT"), the execution and delivery by JMS of the Merger Agreement and the adoption and approval of the terms thereof, and in favor of the other actions contemplated by the Merger Agreement (including any amendment to JMS's governing documents that is necessary or desirable in order to consummate the Merger) and, to the extent that a vote is solicited in connection with the Shareholders Agreement or the Merger Agreement, any other action required or desirable in furtherance hereof or thereof;

         (ii) against approval of any action, agreement or proposal that would result in a breach of any representation, warranty, covenant or obligation of JMS in the Merger Agreement or that would delay or hinder the consummation of the Merger or that would preclude fulfillment of a condition precedent under the Merger Agreement to JMS', P&G's or Newco's obligation to consummate the Merger; and

         (iii) against approval of any action, agreement or proposal made in opposition to or in competition with the consummation of the Merger including, without limitation, any Competing Transaction or Superior Proposal (each as defined in the Merger Agreement).

         The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares on all such other matters. The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Shareholder set forth in Section 2 of the Shareholders Agreement.

         This proxy will terminate upon the termination of the Shareholders Agreement in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of JMS and with any Inspector of Elections at any meeting of the shareholders of JMS.

         This proxy is irrevocable, is coupled with an interest, and shall survive the insolvency, incapacity, death or liquidation of the undersigned and will be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).



Dated:  October 9, 2001

                                   SHAREHOLDER



                                   By:
                                      ---------------------------------------